UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2009 (May 1, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 1, 2009, Premier Power Renewable Energy, Inc. (the “Registrant”), Genesis Capital Advisors, LLC, and Vision Opportunity Master Fund, Ltd. entered into a Second Amendment to Registration Rights Agreement (the “Second Amended RRA”), which amends the Registration Rights Agreement entered into by the parties on September 9, 2008 (the “Original RRA”) and the First Amendment to Registration Rights Agreement entered into by the parties on October 31, 2008 (the “First Amended RRA”).  The Original RRA was attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on September 11, 2008, and the description of the Original RRA is incorporated herein by reference.  The First Amended RRA was attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on November 6, 2008, and the description of the First Amended RRA is incorporated herein by reference.

Specifically, upon the execution by the Registrant of a material definitive agreement with an acquisition target, which target shall be to the satisfaction of Vision, the Second Amended RRA deletes the definition of “Effectiveness Date” from the Original RRA and First Amended RRA and replaces the definition in its entirety with the following text:

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 180th calendar day following the date hereof (or, in the event of a “full review” by the Commission, the 360th calendar day following the date hereof) and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

A copy of the Second Amended RRA is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Second Amended RRA does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended RRA

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Exhibit Description

10.1	Second Amendment to Registration Rights Agreement between the Registrant, Genesis Capital Advisors, LLC, and Vision Opportunity Master Fund, Ltd., dated May 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: May 4, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President